UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                               May 15, 2006

DURAVEST, INC
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-27489	65-0924320
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NUMBER)

101 N. Wacker Drive, Suite 2006, Chicago, IL 60606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 525-8160

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On May 23, 2006, we filed a Current Report on Form 8-K to report the resignation of Raymond Chabot Grant Thornton LLP. On June 1, 2006, we filed Amendment No. 1 to that Current Report to amend and supplement our statements under Item 4.01. We are filing this amendment to further amend and supplement our statements under Item 4.01 and to file an additional exhibit.

Section 4. - Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 15, 2006, we received a letter from Raymond Chabot Grant Thornton LLP (“RCGT”) informing us that RCGT was resigning as the auditor for our company, effective immediately. The letter from RCGT expressed concern about our ability to provide RCGT with the documents and information necessary for them to complete their audit of our financial statements for the year ended December 31, 2005. On May 10, 2006, RCGT sent us a formal letter setting forth their concerns in light of the May 19, 2006 deadline to avoid removal of our common stock from quotation on the OTC Bulletin Board and demanding that the information and documents listed in an appendix to such letter be provided by May 12, 2006. RCGT elected to resign on May 15, 2006 when we were unable to provide them with all of their requested materials by their deadline. A copy of the appendix to such letter is attached as Exhibit 12(c) to this filing.

Although we were able to provide RCGT with many of the documents requested by them, we were not able to deliver to RCGT our consolidated financial statements (and related notes thereto) because these were not available by their deadline. In addition, we were not able provide RCGT with definitive information regarding the accounting treatment and purchase price allocation between tangible and intangible items for our Estracure and BMTS acquisitions. The two principal reasons for our inability to provide this information were (i) the delay in obtaining financial statements for our newly acquired German-based subsidiary Bio-Magnetic Therapy Systems, Inc. (“BMTS”) and (ii) the need to perform a formal “good will” valuation in connection with the acquisitions of Estracure, Inc. (“Estracure”) and BMTS.

As reported in our Current Report on Form 8-K filed on December 1, 2005, we entered into an agreement in late November 2005 to acquire a controlling interest in BMTS through a series of transactions consisting of an initial purchase for cash of 5,000,000 shares of BMTS in November 2005 to be followed by the purchase of an additional 8,362,500 newly issued shares in January 2006 following an increase in BMTS’s authorized capital and a tender offer to all holders of BMTS shares which tender offer was consummated in January 2006. In each case, the purchase price for the BMTS shares was $0.32 per share. As a result, we owned approximately 30% of BMTS at December 31, 2005. In connection with the preparation of our financial statements, we were in the process of determining whether BMTS should have been accounted for as an investment or under the equity method at December 31, 2005. If BMTS were to be accounted for under the equity method, we would have needed financial statements of BMTS for the year ended December 31, 2005 in order to prepare its own financial statements. Unfortunately, the unaudited BMTS financial statements did not become available until May 9, 2006. We believe that this delay occurred because BMTS, as a previously private company operating under German reporting schedules, was not used to the more detailed and accelerated reporting schedule of a U.S. public entity as well as because of management changes at BMTS. We expect that as a result of these management changes, BMTS will be able to provide financial information to us on a timely basis going forward so that we will be able to prepare our own financial statements on a timely basis as well.

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The other factor affecting our ability to prepare consolidated financial statements in time to meet RCGT’s deadline was the requirement under US generally accepted accounting principles for us to perform a formal “good will” valuation of our Estracure and BMTS acquisitions to determine the portion of the respective purchase prices that should be allocated to good will. Although the performance of this valuation is an element of financial statement preparation and hence ultimately was the responsibility of our management, due to management changes at Duravest in September 2005, approximately eight months after the Estracure acquisition, the need to conduct a formal valuation of Estracure’s “good will” did not become clear to our current management until late February 2006. Although Duravest sought to retain outside experts to assist it in this valuation, Duravest was not in a position to complete this valuation prior to RCGT’s deadline.

While our chief executive officer discussed these concerns with RCGT prior to their resignation, there were no discussions between RCGT and our board of directors as such or any committee of our board of directors. We do not intend to impose any limitations on the ability of RCGT to discuss any of the events surrounding their resignation with our subsequent auditors. On June 14, 2006, we engaged Blackman Kallick Bartelstein, LLP as our new auditors. Their appointment is further detailed in our Current Report filed on June 15, 2006.

RCGT delivered an opinion on our financial statements in connection with their audit of our financial statements for the year ended December 31, 2004. This opinion included a statement about our ability to continue as a going concern. Other than that uncertainty, their opinion on our financial statements did not contain any adverse opinions or disclaimers of opinion or any qualification or modification as to uncertainty, audit scope or accounting principles.

During our last two fiscal years and through the date of RCGT’s resignation, we did not have any disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in their reports.

We have provided RCGT with a copy of the disclosures that we are making in the report and have asked them to provide us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements contained in this report and, if not, stating the respects in which it does not agree. A copy of such letter is included as an exhibit to this filing.

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Section 9. - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

12(a)*	Press Release dated May 19, 2006.

12(b)*	Letter to Shareholders dated May 22, 2006

12(c)	Appendix I to RCGT’s letter to us dated May 10, 2006

16(a)*	Letter from RCGT to the Securities and Exchange Commission dated May 31, 2006

16(b)	Letter from RCGT to the Securities and Exchange Commission dated July 5, 2006

* Filed previously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURAVEST, INC.

Dated:	July 5, 2006	By:	/s/ Dr. Ogan Gurel
Dr. Ogan Gurel, President and Chief Executive , Officer and a Director

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